UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2014

Chicago Bridge & Iron Company N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-12815	N.A.
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Prinses Beatrixlaan 35 2595 AK The Hague The Netherlands	N.A.
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 31-70-3732010

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following matters were voted upon and adopted at the 2014 Annual Meeting of Shareholders of Chicago Bridge & Iron Company N.V. (the “Company”) held on April 30, 2014:

1.	Election of James H. Miller as a member of the Supervisory Board to serve until the Annual General Meeting of Shareholders in 2016 and until his successor has been duly appointed.

First Nominee James H. Miller	Second Nominee Westley S. Stockton	Abstain	Broker Non-Votes
75,097,474	3,026,497	268,341	16,017,172

2.	Election of James R. Bolch as a member of the Supervisory Board to serve until the Annual General Meeting of Shareholders in 2017 and until his successor has been duly appointed.

First Nominee James R. Bolch	Second Nominee Luciano Reyes	Abstain	Broker Non-Votes
77,767,184	321,515	303,613	16,017,172

3.	Election of Larry D. McVay as a member of the Supervisory Board to serve until the Annual General Meeting of Shareholders in 2017 and until his successor has been duly appointed.

First Nominee Larry D. McVay	Second Nominee Stephen H. Dimlich, Jr.	Abstain	Broker Non-Votes
77,906,543	200,044	285,725	16,017,172

4.	Election of Marsha C. Williams as a member of the Supervisory Board to serve until the Annual General Meeting of Shareholders in 2017 and until her successor has been duly appointed.

First Nominee Marsha C. Williams	Second Nominee Travis L. Stricker	Abstain	Broker Non-Votes
77,186,091	548,072	658,149	16,017,172

5.	Election of Chicago Bridge & Iron Company B.V. as sole member of the Management Board to serve until the Annual General Meeting of Shareholders in 2018 and until its successor has been duly appointed.

First Nominee Chicago Bridge & Iron Company B.V.	Second Nominee Lealand Finance Company B.V.	Abstain	Broker Non-Votes
77,890,056	313,546	188,710	16,017,172

6.	Approval, by non-binding vote, of the compensation of the Company’s named executive officers.

For	76,295,807
Against	1,783,747
Abstain	312,758
Broker Non-Votes	16,017,172

7.	Authorization of the preparation of the Company’s Dutch statutory annual accounts and the annual report of its Management Board in the English language and the adoption of the Company’s Dutch statutory annual accounts for the year ended December 31, 2013.

For	93,722,086
Against	112,272
Abstain	575,126
Broker Non-Votes	0

8.	Approval of the final dividend for the year ended December 31, 2013 in an amount of $0.20 per share, which has previously been paid out to shareholders in the form of interim dividends.

For	94,210,195
Against	79,337
Abstain	119,952
Broker Non-Votes	0

9.	Discharge of the sole member of the Company’s Management Board from liability in respect of the exercise of its duties during the year ended December 31, 2013.

For	89,191,039
Against	4,673,014
Abstain	545,431
Broker Non-Votes	0

10.	Discharge of the members of the Company’s Supervisory Board from liability in respect of the exercise of their supervisory duties during the year ended December 31, 2013.

For	89,151,936
Against	4,707,715
Abstain	549,833
Broker Non-Votes	0

11.	Appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm, who will audit its accounts for the year ending December 31, 2014.

For	93,856,793
Against	414,315
Abstain	138,376
Broker Non-Votes	0

12.	Approval of the Chicago Bridge & Iron 2008 Long-Term Incentive Plan.

For	75,625,448
Against	2,569,534
Abstain	197,330
Broker Non-Votes	16,017,172

13.	Extension of the authority of the Company’s Management Board, acting with the approval of the Supervisory Board, to repurchase up to 10% of the Company’s issued share capital until October 30, 2015 on the open market, through privately negotiated transactions or in one or more self tender offers for a price per share not less than the nominal value of a share and not higher than 110% of the most recently available (as of the time of repurchase) price of a share on any securities exchange where our shares are traded.

For	78,044,321
Against	141,381
Abstain	206,610
Broker Non-Votes	16,017,172

14.	Approval of the extension of the authority of the Company’s Supervisory Board to issue shares and/or grant rights to acquire the Company’s shares (including options to subscribe for shares), never to exceed the number of authorized but unissued shares, and to limit or exclude the preemptive rights of shareholders with respect to the issuance of shares and/or the grant of the right to acquire shares, until April 30, 2019.

For	61,630,994
Against	16,638,643
Abstain	122,675
Broker Non-Votes	16,017,172

15.	Approval of the compensation of the members of the Company’s Supervisory Board.

For	61,784,365
Against	16,323,194
Abstain	284,753
Broker Non-Votes	16,017,172

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.

	By:	Chicago Bridge & Iron Company B.V.
	Its:	Managing Director

Date: May 7, 2014	By:	/s/ Ronald A. Ballschmiede
Ronald A. Ballschmiede Managing Director (Principal Financial Officer)